UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 5, 2025

HPS CORPORATE LENDING FUND
(Exact name of Registrant as specified in Its Charter)

Delaware	814-01431	87-6391045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57 th Street, 33rd Floor
New York , New York		10019
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (
212
)
287-6767
Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.
On March 5, 2025 (the “Closing Date”), HPS Corporate Lending Fund (the “Fund”) completed its $1.254 billion term debt securitization (the “2025 Debt Securitization”), also known as a collateralized loan obligation, in connection with which a subsidiary of the Fund issued and incurred, as applicable, the Debt (as defined below). The 2025 Debt Securitization is subject to the Fund’s overall asset coverage requirement.
The debt offered in the 2025 Debt Securitization was issued and incurred, as applicable, by
HLEND CLO 2025-3, LLC
(the “2025 Issuer”), an indirect, wholly-owned and consolidated subsidiary of the Fund, and consists of (i) Class A Loans (the “Class A Loans”), (ii) Class A Senior Secured Floating Rate Notes (the “Class A Notes”), (iii) Class B Senior Secured Floating Rate Notes (the “Class B Notes” and, together with the Class A Notes, collectively, the “Secured Notes” and, the Secured Notes together with the Loans, the “Secured Debt”), and (iv) subordinated notes (the “Subordinated Notes” and, together with the Secured Debt, the “Debt”), the terms of which are summarized in the table below:

Class	Initial Principal Amount ($)	Ratings (S&P)	Coupon
Class A Loans	25,000,000	AAA(sf)	SOFR + 1.40%
Class A Notes	700,000,000	AAA(sf)	SOFR + 1.40%
Class B Notes	125,000,000	AA(sf)	SOFR + 1.70%
Subordinated Notes	404,075,000	N/A	N/A
On the Closing Date and in connection with the 2025 Debt Securitization, the 2025 Issuer entered into a placement agency agreement (the “Placement Agreement”) with J.P. Morgan Securities LLC, as the placement agent (the “Placement Agent”), pursuant to which the Placement Agent placed the Secured Notes issued pursuant to an indenture and security agreement (the “Indenture”), between the Issuer and U.S. Bank Trust Company, National Association, as collateral trustee, as part of the 2025 Debt Securitization. HLEND CLO
2025-3
Investments, LLC (the “Depositor”), a wholly-owned subsidiary of the Fund, retained all of the Subordinated Notes issued in the 2025 Debt Securitization.
The 2025 Debt Securitization is backed by a diversified portfolio of middle-market commercial loans and participation interests therein, which is managed by the Fund as collateral manager (the “Collateral Manager”) pursuant to a collateral management agreement entered into with the 2025 Issuer on the Closing Date (the “Collateral Management Agreement”). The Collateral Manager has agreed to irrevocably waive all collateral management fees payable to it so long as it is the Collateral Manager under the Collateral Management Agreement. The Debt is scheduled to mature on January 20, 2037; however, the Debt may be redeemed by the 2025 Issuer, at the written direction of (i) a majority of the Subordinated Notes with the consent of the Collateral Manager or (ii) the Collateral Manager, in each case, on any business day on or after March 5, 2027.
As part of the 2025 Debt Securitization, the Fund, the Depositor and the 2025 Issuer entered into an amended and restated sale and contribution agreement on the Closing Date (the “Sale Agreement”), pursuant to which the Fund sold, transferred, assigned, contributed or otherwise conveyed to the Depositor and the Depositor subsequently sold, transferred, assigned, contributed or otherwise conveyed to the 2025 Issuer the loans and participations therein securing the 2025 Debt Securitization for the purchase price and other consideration set forth in the Sale Agreement. Following this transfer, the 2025 Issuer, and not the Depositor or the Fund, holds all of the ownership interest in such loans and participations therein. The Fund made customary representations, warranties and covenants in the Sale Agreement.
As part of the 2025 Debt Securitization the Issuer, entered into the Credit Agreement (the “Credit Agreement”), by and among the Issuer, as borrower, the class A lenders party thereto (each a “Class A Lender” and collectively, the “Class A Lenders“), U.S. Bank Trust Company, National Association, in its capacities as collateral trustee and as loan agent, pursuant to which the Class A Lenders agreed to lend U.S.$25,000,000 to the Issuer. At the election of a Class A Lender, all or a portion of the outstanding principal amount of the Class A Loans held by such Class A Lender may be converted into Class A Notes, in which case the aggregate outstanding amount of the Class A Notes will be increased by the amount of the Class A Loans so converted and the outstanding principal amount of the Class A Loans will be decreased accordingly.
The Secured Debt is the secured obligation of the 2025 Issuer, the Subordinated Notes are the unsecured obligations of the 2025 Issuer, and the Indenture governing the Secured Notes and the Subordinated Notes includes customary covenants and events of default. The Secured Debt and the Subordinated Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.
The descriptions of the documentation related to the 2025 Debt Securitization contained in this Current Report on Form
8-K
do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, incorporated into this Current Report on Form
8-K
by reference.

Item 2.03.	Creation of Direct Financial Obligation
The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1*	Placement Agency Agreement, dated as of March 5, 2025, by and between HLEND CLO 2025-3, LLC, as Issuer, and J.P. Morgan Securities LLC, as Placement Agent.

10.2*	Indenture and Security Agreement, dated as of March 5, 2025, by and between HLEND CLO 2025-3, LLC, as Issuer, and U.S. Bank Trust Company, National Association, as Collateral Trustee.

10.3	Collateral Management Agreement, dated as of March 5, 2025, by and between HLEND CLO 2025-3, LLC, as Issuer, and HPS Corporate Lending Fund, as Collateral Manager.

10.4*	Amended and Restated Sale and Contribution Agreement, dated as of March 5, 2025, by and among HPS Corporate Lending Fund, as Seller, HLEND CLO 2025-3 Investments, LLC, as Intermediate Seller, and HLEND CLO 2025-3, LLC, as Purchaser.

10.5*	Credit Agreement, dated as of March 5, 2025, by and among HLEND CLO 2025-3, LLC, as Issuer, the Class A Lenders party thereto and U.S. Bank Trust Company, National Association, as Collateral Trustee and as Loan Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document )

*	Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: March 6, 2025	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer